UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: December 23, 2013

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On December 22, 2013, Registrant issued a press release announcing that an award had been issued in the confidential arbitration that had been pending between and among The Swatch Group Ltd. (“Swatch”) and its wholly-owned subsidiary Tiffany Watch Co. (together with Swatch, the “Swatch Parties”) and Tiffany & Co. (“Tiffany”) and its wholly-owned subsidiaries, Tiffany and Company and Tiffany (NJ) Inc. (Tiffany and such subsidiaries, together, the “Tiffany Parties”) in respect of the agreements entered into by and among the Swatch Parties and the Tiffany Parties that came into effect in December 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release Dated December 22, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: December 23, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated December 22, 2013.